EXHIBIT 32.1
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF
FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Golden Entertainment, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
1.The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2025	By:	/s/ BLAKE L. SARTINI
Blake L. Sartini
Chairman of the Board and Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Golden Entertainment, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
1.The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2025	By:	/s/ CHARLES H. PROTELL
Charles H. Protell
President and Chief Financial Officer
The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The foregoing certifications are not to be incorporated by reference into any filing of Golden Entertainment, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.